                                                                  EXHIBIT 10(gg)


                              AMENDMENT OF LEASE
                              ------------------

     THIS AMENDMENT OF LEASE (this "Amendment") effective as of the 2nd day of July, 1993 between EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, having an address at 75 State Street, Boston, Massachusetts 02109 ("Landlord") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association duly organized and existing under the laws of The United States of America having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("Tenant").

                                  BACKGROUND
                                  ----------

     Landlord and Tenant are Landlord and Tenant, respectively, under an Indenture of Lease having an effective date of September 1, 1991 (the "Lease"), covering certain premises at 100 Federal Street, Boston, Massachusetts (the "Building"). The parties desire to add the entire 28th and 35th Floors of the Building to the Premises under the Lease and to amend the Lease in certain other respects, all as hereinafter set forth. Capitalized terms not defined herein shall have the same meaning ascribed to them in the Lease.

                                  WITNESSETH:
                                  ----------

     NOW, THEREFORE, the parties hereby agree as follows:

     A.   Additional 28th Floor Premises
          ------------------------------

       1. Effective on the "28th Floor Commencement Date" (defined herein), there shall be added to the Premises under the Lease the portion of the 28th Floor of the Building shown as the "Additional 28th Floor Premises" on Exhibit A
                                                                       ---------
hereto (the "Additional 28th Floor Premises"). The Additional 28th Floor Premises consists of approximately 14,392 rentable square feet of space. All terms and provisions of the Lease (as amended hereby) shall be applicable to the Additional 28th Floor Premises, including, without limitation, Tenant's obligation to make Operating Expense and Imposition payments with respect to the Additional 28th Floor Premises in accordance with Section 2 of Article III of the Lease, except: (i) the term for the Additional 28th Floor Premises shall be the period commencing on the 28th Floor Commencement Date and ending on the last day of the month in which the tenth (10th) anniversary of the 28th Floor Commencement Date shall occur (the "Additional 28th Floor Premises Term"); (ii) Tenant shall have no right to extend the term of the Lease with respect to the Additional 28th Floor Premises beyond the Additional 28th Floor Premises Term;
(iii) the Additional 28th Floor Premises shall not be considered to be part of either Space A or Space B; and (iv) the Base Rent and the Tenant Improvement Allowance for the Additional 28th Floor Premises shall be as set forth in Sections 2 and 3 hereof.

       2. Commencing on the 28th Floor Commencement Date, Tenant shall pay Base Rent for the Additional 28th Floor Premises at the rate of $418,375.44 per annum (i.e., $29.07 per s.f. of the Additional 28th Floor Premises) during the entire Additional 28th Floor Premises Term.

       3. Landlord shall provide Tenant with an improvement allowance for the Additional 28th Floor Premises in the amount of $633,248 (i.e., $44.00 per s.f. of the Additional 28th Floor Premises). Such allowance shall be subject to the provisions regarding the Tenant Improvement Allowance set forth in Section 3 of
Article XVI of the Lease.

  B.   Relocated 28th Floor Space
       --------------------------

       4. Upon the 28th Floor Commencement Date, the portion of Floor B1 of the Building shown on Exhibit B hereto as the "Deleted Floor B1 Space" (the
                      ---------
"Deleted Floor B1 Space"), consisting of approximately 13,082 rentable square feet of space, shall cease to be part of the Premises under the Lease, and there shall be added to the Premises under the Lease the portion of the 28th Floor of the Building shown as the "Relocated 28th Floor Space" on Exhibit A attached
                                                          ---------
hereto (the "Relocated 28th Floor Space"). The Relocated 28th Floor Space consists of approximately 13,082 rentable square feet.

       The Deleted Floor B1 Space shall be delivered to Landlord on the 28th Floor Commencement Date in "as is" condition.

       Tenant hereby consents to the use of the Deleted Floor B1 Space as a fitness center.

       5. All terms and provisions of the Lease (as amended hereby) shall be applicable to the Relocated 28th Floor Space, including, without limitation, Tenant's obligation to make Operating Expense and Imposition payments with respect to the Relocated 28th Floor Space in accordance with Section 2 of
Article III of the Lease, except as modified by the following Sections of this Amendment. The Relocated 28th Floor Space shall be included in Space B under the Lease, and the term therefor shall expire on the same date (i.e., August 31, 2009) scheduled for Areas of the Premises included in Space B.

       6. Commencing on the 28th Floor Commencement Date, Schedule R to the Lease is hereby amended by adding the following thereto:

Relocated 28th Floor Space               Rent Per S.F.
--------------------------               -------------

From 28th Floor Commencement
Date through Year 4:                           $26.50
Year 5 and Year 6:                             $28.50
Year 7:                                        $35.00
Year 8:                                        $36.50
Year 9:                                        $38.00
Year 10:                                       $39.50
Year 11:                                       $41.00
Year 12:                                       $42.50
Year 13:                                       $44.00
Year 14:                                       $45.50
Year 15:                                       $47.00
Year 16:                                       $48.50
Year 17:                                       $50.00
Year 18:                                       $51.50

TI per S.F.:                                   $47.50

Note:     Year 1 is 9/1/91-8/31/92
          Year 2 is 9/1/92-8/31/93 etc.

       7. Landlord shall provide Tenant with a Tenant Improvement Allowance for the Relocated 28th Floor Space in the amount specified in Schedule R as amended hereby. Such allowance shall be subject to the provisions regarding the Tenant Improvement Allowance set forth in Section 3 of Article XVI of the Lease.

       8. Except for those items included in Schedule COND (the "Schedule COND 28th Floor Exceptions") which (a) require information or input from Tenant as to Tenant's choice of design, location of installation, type or amount of materials, or decisions by Tenant regarding removal of existing improvements, or
(b) which cannot be installed until after Tenant has completed its design plans for the space on the 28th Floor or provided Landlord with the necessary access to complete the same, or (c) which are normally performed during the course of Tenant's construction, Landlord shall perform the work in the Additional 28th Floor Premises and the Relocated 28th Floor Premises necessary to bring such Premises into the condition required by Schedule COND to the Lease (such work minus the Schedule COND 28th Floor Exceptions shall be referred to collectively hereinafter as "Landlord's 28th Floor Work"). Landlord shall make reasonable efforts to substantially complete Landlord's 28th Floor Work prior to September 30, 1993. Landlord shall promptly complete the Schedule COND 28th Floor Exceptions in the normal course in conjunction with Tenant's construction of its improvements but only after Tenant has completed and presented to Landlord Tenant's design plans for the space on the 28th Floor.

       9. The "28th Floor Commencement Date" shall be January 15, 1994. If on or before September 30, 1993, Landlord (i) shall not have substantially completed "Landlord's 28th Floor Work" or (ii) shall not have delivered possession of the 28th Floor to Tenant for the purpose of completing Tenant's work (such possession to be concurrent with possession by Landlord to permit it to complete the Schedule COND 28th Floor Exceptions), Landlord shall have no liability therefor and this Amendment of Lease shall continue in full force and effect, except that, in such event and notwithstanding anything to the contrary contained in this Amendment, for all purposes under this Amendment the term "28th Floor Commencement Date" shall mean January 15, 1994 plus the number of days between September 30, 1993 and the later of (i) the date Landlord's 28th Floor Work shall be substantially complete and (ii) the date that Landlord shall have so delivered possession of the 28th Floor to Tenant for the purpose of completing Tenant's work.

       10. Notwithstanding anything to the contrary contained in this Amendment, Tenant may enter the premises on the 28th Floor of the Building prior to the 28th Floor Commencement Date to perform Tenant's improvements therein including during the times that Landlord is performing work therein (so long as Tenant gives reasonable prior notice to Landlord), provided that (i) Tenant does not interfere with Landlord's work, and (ii) such entry and any work performed by Tenant therein shall be subject to the terms and conditions of the Lease, including, without limitation, the provisions of the Lease regarding Tenant's insurance obligations and Tenant's construction set forth in Section 11 of Article XII and Section 6 of Article V thereof, respectively.

  C.   35th Floor Premises.
       --------------------

       11. Effective on the "35th Floor Commencement Date" (defined herein) there shall be added to the Premises under the Lease the entire 35th Floor of the Building shown as the "35th Floor Premises" on Exhibit C hereto (the "35th
                                                   ---------
Floor Premises"). The 35th Floor Premises consists of approximately 28,147 rentable square feet of space. All terms and provisions of the Lease (as amended hereby) shall be applicable to the 35th Floor Premises, including, without limitation, Tenant's obligation to make Operating Expense and Imposition payments with respect to the 35th Floor Premises in accordance with Section 2 of
Article III of the Lease, except: (i) the term for the 35th Floor Premises shall be the period commencing on the 35th Floor Commencement Date and ending on October 31, 2005 (the "35th Floor Premises Term"); (ii) Tenant shall have no right to extend the term of the Lease with respect to the 35th Floor Premises beyond the 35th Floor Premises Term; (iii) the 35th Floor Premises shall not be considered to be part of either Space A or Space B; and (iv) the Base Rent and the Tenant Improvement Allowance for the 35th Floor Premises shall be as set forth in Sections 12 and 13 hereof.

       12. Tenant shall pay Base Rent for the 35th Floor Premises at the rate of $900,704 per annum (i.e., $32.00 per square foot of the 35th Floor Premises) during the entire 35th Floor Premises Term. Notwithstanding the foregoing sentence, Tenant shall not be obligated to pay Operating Expense and Imposition payments or Base Rent for the 35th Floor Premises for the period (the "35th Floor Free Rent Period") commencing on the 35th Floor Commencement Date and ending on March 31, 1994, provided, however, if on or before October 15, 1993, Landlord (i) shall not have substantially completed "Landlord's 35th Floor Work" (defined herein) or (ii) shall not have delivered possession of the 35th Floor Premises to Tenant for the purpose of completing Tenant's work (such possession to be concurrent with possession by Landlord to permit it to complete the Schedule COND 35th Floor Exceptions), the 35th Floor Free Rent Period shall be extended by the number of days between October 15, 1993 and the later of (i) the date Landlord's 35th Floor Work shall be substantially complete and (ii) the date that Landlord shall have so delivered possession of the 35th Floor Premises to Tenant for the purpose of completing Tenant's work.

       13. Landlord shall provide Tenant with an improvement allowance for the 35th Floor Premises in the amount of $1,238,468 (i.e., $44.00 per square foot of the 35th Floor Premises). Such allowance shall be subject to the provisions regarding the Tenant Improvement Allowance set forth in Section 3 of Article XVI of the Lease.

       14. Except for those items included in Schedule COND (the "Schedule COND 35th Floor Exceptions") which (a) require information or input from Tenant as to Tenant's choice of design, location of installation, type or amount of materials, or decisions by Tenant regarding removal of existing improvements, or
(b) which cannot be
installed until Tenant has completed its design plans for the the 35th Floor Premises or provided Landlord with the necessary access to complete the same, or
(c) which are normally performed during the course of Tenant's construction, Landlord shall perform the work in the 35th Floor Premises necessary to bring such premises into the condition required by Schedule COND to the Lease (such work minus the Schedule COND 35th Floor Exceptions shall be referred to collectively hereinafter as "Landlord's 35th Floor Work"). Landlord shall make reasonable efforts to substantially complete the Landlord's 35th Floor Work prior to September 30, 1993. Landlord shall promptly complete the Schedule COND 35th Floor Exceptions in the normal course in conjunction with Tenant's construction of its improvements but only after Tenant has completed and presented to Landlord Tenant's design plans for the 35th Floor Premises.

       15. The "35th Floor Commencement Date" shall be the later of (a) the date Landlord shall have substantially completed the Landlord's 35th Floor Work and shall have delivered possession of the 35th Floor Premises to Tenant for the purpose of completing Tenant's work (such possession to be concurrent with possession by Landlord to permit it to complete the Schedule COND 35th Floor Exceptions) and (b) the earlier of (i) November 1, 1993 or (ii) the date that Tenant shall occupy all or any portion of the 35th Floor Premises for Tenant's intended use, it being understood that so long as Landlord has completed Landlord's 35th Floor Work and the Schedule COND 35th Floor Exceptions, Tenant, at Tenant's option, may occupy the 35th Floor Premises for Tenant's intended use prior to November 1, 1993.

       Notwithstanding anything to the contrary contained in this Amendment, Tenant may enter the 35th Floor Premises prior to the 35th Floor Commencement Date to perform Tenant's improvements therein, including during the times that Landlord is performing work therein (so long as Tenant gives Landlord reasonable prior notice), provided that (i) Tenant does not interfere with Landlord's work, and (ii) such entry and any work performed by Tenant therein shall be subject to the terms and conditions of the Lease, including, without limitation, the provisions of the Lease regarding Tenant's insurance obligations and Tenant's construction set forth in Section 11 of Article XII and Section 6 of Article V thereof, respectively.

       16. Notwithstanding any term or provision of the preceding Sections of this Amendment of Lease to the contrary, Landlord's and Tenant's rights and obligations with respect to the Additional 28th Floor Premises, the Relocated 28th Floor Space, and the Deleted Floor B1 Space are expressly conditioned upon and subject to the execution and delivery of a lease for the Deleted Floor B1 Space between Landlord and Fitcorp Health Care Centers, Inc. (or an affiliate)("Fitcorp") on or before September 30, 1993 for use as a fitness center, it being understood that (i) if a lease for the Deleted Floor B1 Space with Fitcorp shall not be so executed and delivered on or before September 30, 1993, Landlord shall have no liability therefor and, except as provided in
Section 18 hereof, Sections 1 through 10 of this Amendment of Lease shall be null and void, of no force or effect, and without recourse to the parties hereto, and (ii) in any event, the provisions of this Amendment of Lease (i.e., Sections 11, 12, 13, 14 and 15) relating to the 35th Floor Premises shall remain in full force and effect. Landlord shall promptly notify Tenant in the event that either (i) a lease for the Deleted Floor B1 Space with Fitcorp is not executed and delivered by September 30, 1993 or (ii) negotiations with Fitcorp for the Deleted Floor B1 Space are terminated sooner than September 30, 1993.

       17. Tenant represents and warrants to Landlord that Tenant has dealt with no broker, finder or other person claiming to be entitled to a commission in connection with this Amendment of Lease other than U.S. Equities Realty, Inc., the compensation of which shall be paid by Tenant. Landlord represents to Tenant that it has dealt with no broker, finder or other person claiming to be entitled to a commission in connection with this Lease other than U.S. Equities Realty, Inc.

       18. Notwithstanding any terms or provisions of this Lease to the contrary, including, without limitation, Section 16 hereof, if requested by notice from Tenant given prior to August 31, 1993, Landlord shall deliver to Tenant the entire 28th Floor (i.e., the Additional 28th Floor Premises and the Relocated 28th Floor Space) (collectively, the "28th Floor Option Space") for leasing by Tenant on the same terms and provisions (except Section 16) applicable hereunder to the Additional 28th Floor Premises, except that: (i) the Base Rent for the 28th Floor Option Space shall be $798,669.18 per annum (i.e., $29.07 per s.f. of the 28th Floor Option Space); (ii) in lieu of the allowance set forth in Section 3 of this Amendment of Lease, Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount of $1,208,856 (i.e., $44.00 per s.f. of the 28th Floor Option Space) and (iii) the Deleted Floor B1 Space shall continue to be part of the Premises under the Lease. Such allowance shall be subject to the provisions regarding the Tenant Improvement Allowance set forth in Section 3 of Article XVI of the Lease.

       If, however, (i) Tenant so exercises its option to lease the 28th Floor Option Space and (ii) a lease for the Deleted Floor B1 Space is executed and delivered with Fitcorp on or before September 30, 1993, (x) all terms and provisions of this Amendment of Lease (except for Section 16 and the prior provisions of this Section 18) applicable to Relocated 28th Floor Space and the Additional 28th Floor Premises shall apply to Tenant's leasing of space on the 28th Floor of the Building just as if (a) Tenant had not exercised its option to lease the 28th Floor Option Space and (b) Tenant were separately leasing the Additional 28th Floor Premises and the Relocated 28th Floor Space in accordance with such terms and provisions, and (y) all terms and provisions of this Amendment of lease applicable to the Deleted Floor B1 Space shall remain in full force and effect.

       20. Upon request, each of Landlord and Tenant shall execute and deliver an amendment to the Notice of Lease previously executed in connection with the Lease in order to reflect Tenant's leasing of additional space in the Building under this Amendment of Lease.

       21. Except as only expressly amended hereby, the Lease shall continue in full force and effect.

  WITNESS the execution hereof as an instrument under seal as of the date first above written.

                           LANDLORD:

                           EQUITABLE FEDERAL STREET REALTY
                           COMPANY LIMITED PARTNERSHIP

                           By: 100 Federal Street Realty Corporation, its
                               General Partner



                            By:  /s/ CLARENCE T. HARWOOD
                               -------------------------
                                Its President


                           TENANT:

                           THE FIRST NATIONAL BANK OF BOSTON



                           By:  /s/ ROBERT L. CHAMPION
                              ------------------------
                               Its Director, Corporate Administrative Services Hereunto duly authorized

                                   Exhibit A
                                   ---------

              [Floor plan showing relocated 28th Floor space and
              --------------------------------------------------
                        additional 28th floor premises]
                        ------------------------------

                                   Exhibit B
                                   ---------

                 [Floor plan showing deleted Floor B-1 space]

                                   Exhibit C
                                   ---------

                   [Floor plan showing 35th Floor premises]
                   ----------------------------------------